UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 13, 2011

WIZARD WORLD, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(646) 801-5572
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2011, Wizard World, Inc. (the “Company”) entered into a Director Agreement (the “Director Agreement”) with Mr. John Macaluso in connection with his appointment to the Board of Directors of the Company (the “Board”), as more fully described in Item 5.02 below.  The term of the Director Agreement is from May 13, 2011 through the Company’s next annual stockholders’ meeting.  The Director Agreement may, at the option of the Board, be automatically renewed on such date that Mr. Macaluso is re-elected to the Board.

Mr. Macaluso received, upon execution of the Director Agreement and pursuant to a Non-Qualified Stock Option Agreement, entered into as of May 13, 2011, by and between the Company and Mr. Macaluso, a non-qualified stock option to purchase up to one hundred and fifty thousand (150,000) shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), at an exercise price per share equal to the closing price of the Company’s Common Stock on the execution date of the Director Agreement.  The option  is exercisable for a period of five years and vests in equal amounts over a period of three (3) years at the rate of twelve thousand five hundred (12,500) shares per fiscal quarter at the end of such quarter, commencing in the quarter ended July 31, 2011, and pro-rated for the number of days Mr. Macaluso served on the Board during such fiscal quarter.  Notwithstanding the foregoing, if Mr. Macaluso ceases to be a member of Board at any time during the three (3) year vesting period for any reason (such as resignation, withdrawal, death, disability or any other reason), then any un-vested options shall be irrefutably forfeited.

In conjunction with the Director Agreement, the Company also entered into an Indemnification Agreement, dated as of May 13, 2011 (the “Indemnification Agreement”), with Mr. Macaluso. The Indemnification Agreement indemnifies Mr. Macaluso to fullest extent permitted under Delaware law for any claims arising out of or resulting from, amongst other things, (i) any actual, alleged or suspected act or failure to act by Mr. Macaluso in his capacity as a director or agent of the Company and (ii) any actual, alleged or suspected act or failure to act by Mr. Macaluso in respect of any business, transaction, communication, filing, disclosure or other activity of the Company.  Under the Indemnification Agreement, Mr. Macaluso is indemnified for any losses pertaining to such claims, provided, however, that the losses shall not include expenses incurred by Mr. Macaluso in respect of any claim as which he shall have been adjudged liable to the Company, unless the Delaware Chancery Court rules otherwise.  The Indemnification Agreement provides for indemnification of Mr. Macaluso during his employment and for a period of six (6) years thereafter.

The above description of the Director Agreement and Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to such Agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director

On May 13, 2011, the Board of the Company approved by unanimous written consent the appointment of Mr. John Macaluso as a member of the Board, effective as of May 13, 2011, and Mr. Macaluso accepted such appointment by executing the Director Agreement referenced in Item 1.01 of this Form 8-K, which is incorporated by reference in this Item 5.02.  Below is a description of Mr. Macaluso’s professional work experience.

Mr. John Macaluso is currently a real estate agent and developer who has been involved in development projects in Los Angeles and Big Sky Montana at the Yellowstone Club since 1997.  Mr. Macaluso was the founder, Chief Executive Officer and sole owner of California Concepts, a domestic manufacturer of domestic and imported women’s and girls’ clothing, from 1987 through 2007, when he sold his company to pursue other interests.

Mr. Macaluso graduated from C.W. Post College with a degree in business and political science.

The Board believes that Mr. Macaluso’s extensive business experience with managing gross profit margins, markdown allowances, budgets and negotiating effective costs of goods purchased will be a significant asset to the Company with respect to, among other things, its operating budget as a growing  public company.

Family Relationships

Mr. Macaluso does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Compensatory Arrangements of Certain Officers.

(d)

Options

As described in Item 1.01 above, which is incorporated by reference to this Item 5.02, the Company entered into a Non-qualified Stock Option Agreement (“Stock Option Agreement”) with newly-appointed director John Macaluso.  Pursuant to Mr. Macaluso’s Stock Option Agreement, he was granted a non-qualified stock purchase option (the “Non-qualified Option”) to purchase up to an aggregate of one hundred fifty thousand (150,000) shares of Common Stock of the Company, subject to the terms and conditions of the 2011 Incentive and Award Plan (the “Plan”) authorized and approved by the Board .  The exercise price for the Non-qualified Option is the closing price on the trading day immediately prior to the date of grant of the Non-qualified Option on the OTC Markets. The Non-qualified Option vests quarterly over a three (3) year period, subject to Mr. Macaluso continuing to be a member of the Board on each applicable vesting date, and will remain exercisable until 5:30 p.m. New York time on the date that is the fifth (5th) year anniversary of the date of grant.  All or any part of the vested but unexercised portion of the Non-qualified Option is subject to forfeiture in the event of a breach of insider trading rules or obligations of confidentiality, in the event that Mr. Macaluso or his affiliates competes with the Company or solicits employees or customers of the Company, and in the event of death, disability or retirement of Mr. Macaluso.

The above descriptions of the Stock Option Agreement and the Plan do not purport to be complete, and are qualified in their entirety by reference to the full text of the Plan and the Stock Option Agreement, which is incorporated by reference herein as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Director Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 9, 2011)

10.2	Form of Director and Officer Indemnification Agreement(incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 9, 2011)

10.3	Wizard World, Inc. 2011 Stock Incentive and Reward Plan (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 12, 2011).

10.4	Form of Non-qualified Stock Purchase Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 12, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2011	By:	/s/ Gareb Shamus
	Name:	Gareb Shamus
	Title:	President and Chief Executive Officer